Company Overview January 2024

Applied Digital This presentation has been designed to provide general information about Applied Digital Corporation (“Applied Digital” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The information contained in this presentation is for informational purposes only. The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This document is not a prospectus. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company, nor any of its respective affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of any particular person. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of Applied Digital. Forward-Looking Statements This presentation contains forward-looking statements that reflect the Company’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance and business. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements include all statements that are not historical facts. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Forward-looking statements may include statements about the Company’s future financial performance, including the Company’s expectations regarding net revenue, operating expenses, and its ability to achieve and maintain future profitability; the Company’s business plan and ability to effectively manage growth; anticipated trends, growth rates, and challenges in the Company’s business, particularly in the fields of High-Performance Computing (HPC) and Artificial Intelligence (AI); further development and market acceptance of technologies related to HPC and AI; further development of the Company’s facilities and customer base for related services; beliefs and objectives for future operations; trends in revenue, cost of revenue, and gross margin; trends in operating expenses, including technology and development expenses, sales and marketing expenses, and general and administrative expenses, and expectations regarding these expenses as a percentage of revenue; increased expenses associated with being a public company; and other statements regarding the Company’s future operations, financial condition, and prospects and business strategies. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Applied Digital does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Market and Industry Data This presentation includes information concerning economic conditions, the Company’s industry, the Company’s markets and the Company’s competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Applied Digital’s own estimates and research. Applied Digital’s estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company’s knowledge of its industry, which the Company believes to be reasonable. Any independent industry publications used in this presentation were not prepared on the Company’s behalf. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. An investment in the Company entails a high degree of risk and no assurance can be given that the Company’s objective will be achieved or that investors will receive a return on their investment. Recipients of this presentation should make their own investigations and evaluations of any information referenced herein. This presentation is available on Applied Digital Corporation’s website at www.applieddigital.com/news-events/presentations. Disclaimer 2

W H O W E A R E Applied Digital (NASDAQ: APLD) is a U.S. based operator of next-generation digital infrastructure, providing cost- competitive solutions to High-Performance Compute (HPC) and Artificial Intelligence (AI). S T R A T E G I C P A R T N E R S H I P S S O F T W A R E P A R T N E R S F I N A N C I A L P A R T N E R S R-STEALTH 3

O R G A N I ZAT IO N AL CH A R T Wes Cummins David Rench Mike Maniscalco Jason Zhang Operations Real EstateHuman Resources Finance & Accounting EH&S Technology Business Development 4

BUSINESS OVERVIEW

Offering Industry Leading Infrastructure Solutions and Compute Intensive Applications

	What We Offer	Who Are Our Customers	Key Segment Stats
AI BASED CLOUD SERVICES	Rent AI/ML companies access to accelerated cloud compute (GPU servers) to train and run applications	AI / ML Companies	34,000+ Nvidia GPUs ordered
HPC DATA CENTERS	Provide hosting infrastructure through purpose build HPC data centers for the new wave of technological platforms and services	AI Foundational Models and Cloud Service Providers	400MW+ In Development
BLOCKCHAIN DATA CENTERS	Provide hosting infrastructure (power and maintenance) to blockchain infrastructure companies	Blockchain Miners	~280MW Operating + ~200MW Coming Online

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BUSINESS OVERVIEW

Data Center Locations

HPC DATA CENTER

Utah, **Salt Lake City**

113.5 MW for Artificial Intelligence

Future Artificial Intelligence Data Center

Power Timeline: TBD

HPC DATA CENTER

North Dakota,

Jamestown & Ellendale

Data Center Capacity

280 MW for Crypto Hosting

200 MW for Artificial Intelligence

Construction has started on our AI data center

Power Timeline: Estimated in 2025



AI SPECIFIC MODEL TRAINING

Nevada, **Las Vegas**

Colocation – Data Center Capacity

1.5 MW

AI SPECIFIC MODEL TRAINING

Minnesota, **Minneapolis-Saint Paul**

Colocation – Data Center Capacity

1.5 MW

AI SPECIFIC MODEL TRAINING

Colorado, **Denver**

Colocation – Data Center Capacity

4.5 MW

NEXTGENERATION DATA CENTER

Texas, **Garden City**

200 MW for Crypto Hosting

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AI Cloud Services 7

Sai Computing, a wholly-owned subsidiary of Applied Digital, offers GPU compute solutions to help customers cost-effectively execute critical AI, ML, rendering, and other HPC workloads. Our infrastructure is purpose-built for high performance at low cost. Customers pay a fixed rate to the Company in exchange for a managed hosting environment supported by Company-provided equipment. 8

OVERVIEW

Cloud Service Offerings

Reserved Compute

STANDARD CLUSTER DEPLOYMENT 1024X GPUS

- 6 Month Minimum Term
- Up to 72 Month Term Contracts
- Fixed Price
- Support + NVidia Architecture

Burst Compute

SMALL TO MEDIUM CLUSTERS

- Immediate Bulk Compute Needs
- Short Term Reserve for Hourly Compute
- Variable Pricing based on Availability

Short Term

MARKETPLACE

- Per GPU per Hour
- Per Server Per Hour

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O V ER V I EW Partnerships Bare Metal GPU Clusters Visualization, Containerization, Orchestration Data Science Solution Based Partnerships Bare Metal Command Line Interface Web Management Interface Partnerships with several companies for simplified interfaces • For Data Science & ML Teams (Small & Lean) • Location Agnostic or Specific Requirements • Doesn’t Require System Engineers or Admins • GPUs by the Hour • Command Line Interfaces • Web Interfaces R-STEALTH 10 Product Roadmap

GPU COMPUTE OPTIONS

GPUs Offered

NVidia Ampere GPUs

- A40
- A6000
- A100
- H100 80GB SXM
- H100 80GB PCIE

Future Offerings

- L40S
- Grace Hopper GH200

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GPU COMPUTE OPTIONS

Key areas that differentiate our GPU Cloud services from competitors

NVidia H100	Highly Competitive AI Teams require access to state-of-the-art GPU Clusters. Sai was one of the first large scale cloud providers in the World to bring NVidia H100 online for customers.
Bare Metal	For highest levels of performance and flexibility, Sai offers customers server bare metal access. Sai and its partners have alternatives for customers who need CLI or Web UI access.
Support	The team comes from a background of hyperscalers, world class HPC centers, and innovative tech startups enabling strong support for sophisticated users of compute.

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HPC Data Center Colocation Services 13

OVERVIEW

HPC Data Centers

At Applied Digital, our mission is to pioneer the construction of purpose-built AI data centers. These facilities are powerhouses of innovation and efficiency designed to meet the growing demands of AI technologies.

Focus on Power-Driven Design: Our data centers are engineered with a primary focus on power capabilities, ensuring they can handle the intensive needs of AI computations.

Datacenter Pipeline: We currently have roughly +400MWs in development, showcasing our commitment to expanding our infrastructure and capabilities.

Construction: With construction underway on over +200MWs, we are rapidly turning our vision into reality, setting new standards in the data center industry.



Ellendale AI Data Center Rendering

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OVERVIEW

Applied Digital HPC-Centric Data Centers Solutions

PROBLEM

- Nvidia HGX Servers Require 10kW+ per server and 40kW+ per rack for large clusters
- Traditional Data Center "High-Density" is <15kw/rack
- Traditional air-cooled data centers are inefficient and hit scale points at 45-50kw/rack
- Cutting edge supercomputing centers are pushing 200kw/rack today
- Large training clusters need close physical proximity and greater density

SOLUTION

- Design higher density racks and data centers to maximize space and minimize cabling distances, thereby expanding the cluster sizing
- Higher density requires specialized facilities, equipment and design
- Highest density clusters require liquid cooling. Applied's data centers are engineered to support advanced liquid cooled infrastructure for the most demanding future density requirements

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EVOLUTION OF DATA CENTERS

From Population to Power

Traditional Data Centers Traditionally, data centers needed to be close to population centers. This proximity was crucial to ensure fast response times and low latency for users.

AI Data Centers AI data centers shift the paradigm. They are less dependent on being near population centers and consume up to 300% more power compared to traditional ones.

Strategic Location: In response to the evolving data center landscape, our location strategy aligns with pursuing cost-effective and sustainable power sources. This deliberate move ensures a balance between the robust power needs of AI computations and economic-environmental considerations. Key to this strategy is our access to Gigawatts of low-cost energy in North Dakota, complemented by our proven ability to deploy high-quality data centers rapidly.


APPLIED DIGITAL
facebook
APPLIED DIGITAL
Microsoft
Google
Future location of many planned AI data centers

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STATE-OF-THE-ART INFRASTRUCTURE

Applied Digital Data Centers focus on massive compute loads, high-density deployments and efficiency.

APLD'S CAMPUS INCLUDE:

- Dedicated Substation
- Custom Office Space
- Dedicated 24/7 Security Team
- Customizable Access Controls
- Cutting Edge Video Monitoring leveraging AI and Edge Analytics
- Loading dock with Burn-In
- Customer Storage Area
- Centralized Operations Command Center



Ellendale AI Data Center Rendering

DATA HALL FLOORS DESIGNED FOR FLEXIBILITY

- Tailored to customer requirements for InfiniBand friendly deployments
- Rack Densities from 45KW to 120KW can be deployed in a contiguous space
- Cost effective electrical and mechanical fit out models
- Data halls can be securely subdivided
- Industry leading Power Utilization Efficiency (PUE)

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Blockchain Data Centers 18

OVERVIEW

Blockchain Data Centers

Applied Digital operates Data Centers to provide energized space to crypto mining customers. The Company has three Blockchain Data Centers with a combined capacity of 480MWs. These data centers are dedicated to third-party hosting; Applied Digital does not own any equipment and solely focuses on the infrastructure and supporting services.



Garden City, Texas Facility
200MWs



Jamestown, North Dakota Facility
100MWs



Ellendale, North Dakota Facility
180MWs

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Applied Digital info@saicomputing.com info@applieddigital.com